EXHIBIT 20:
                         MONTHLY SERVICER'S CERTIFICATE

                             Monthly Trust Activity

A. Trust Level Activity
       Number of Days in Collection Period                                                          31
       Beginning Principal Receivables Balance                                        1,623,393,714.96
       Beginning Special Funding Account Balance                                                  0.00
       Beginning Total Principal Balance                                              1,623,393,714.96
       Special Funding Account Earnings                                                          10.17
       Finance Charge Collections                                                        24,971,211.32
       Interchange Collections                                                            1,519,689.19
       Collection Account Investment Proceeds                                                42,628.01
       Recoveries treated as Finance Charge Collections                                           0.00
       Total Finance Charge Receivables Collections                                      26,533,538.69
       Principal Receivables Collections                                                165,651,288.83
       Total Servicing Fee                                                                2,849,677.72
       Recoveries treated as Principal Collections                                          852,994.29
       Total Principal Receivables Collections                                          166,504,283.12
       Monthly Payment Rate                                                                     11.89%
       Defaulted Amount (Net of Recoveries)                                              11,623,645.98
       Annualized Default Rate                                                                   8.16%
       Trust Portfolio Yield                                                                    18.62%
       New Principal Receivables                                                        264,662,446.99
       Aggregate Account  Addition or Removal (Y/N)?                                                 Y
       Date of Addition/Removal                                                              15-Oct-98
       Principal Receivables the day before Addition/Removal                          1,584,348,777.21
       SFA Balance the day before Addition/Removal                                       20,651,222.79
       Percentage of the Collection Period which is before the Addition/Removal Date            45.16%
       Ending Principal Receivables Balance                                           1,709,806,632.68
       Ending Special Funding Account (SFA) Balance                                               0.00
       Ending Principal Receivables + SFA Balance                                     1,709,806,632.68
       Required Minimum Principal Balance                                             1,500,000,000.00


B. Series Allocations

                                                   Total           1998-2          1998-3
       Group                                                          1               1
       Class A Invested Amount                                     528,000,000.00  528,000,000.00
       Class B Invested Amount                                     113,000,000.00  113,000,000.00
       Collateral Invested Amount                                   67,000,000.00   67,000,000.00
       Class D Invested Amount                                      42,000,000.00   42,000,000.00
       Total Invested Amount                  1,500,000,000.00     750,000,000.00  750,000,000.00
       Required Transferor Amount               105,000,000.00      52,500,000.00   52,500,000.00
       Invested Amount + Req Transf Amount    1,605,000,000.00     802,500,000.00  802,500,000.00
       Series Allocation Percentage                    100.00%             50.00%          50.00%
       Series Allocable Finance Charge Collections                  13,266,769.34   13,266,769.34
       Series Allocable Principal Collections                       83,252,141.56   83,252,141.56
       Series Allocable Defaulted Amounts                            5,811,822.99    5,811,822.99
       Series Allocable Servicing Fee                                1,424,838.86    1,424,838.86
       In Revolving Period?                                                     Y               Y
       Available for Shared Principal Collections                            0.00            0.00

                             Monthly Trust Activity


B. Series Allocations

       Amounts Due                                                         1998-2            1998-3
                  Principal Allocation Percentage                               90.23%            90.23%
                  Floating Allocation Percentage                                90.23%            90.23%
                  Class A Certificate Rate                                      5.509%            5.539%
                  Class B Certificate Rate                                      5.719%            5.769%
                  CIA Certificate Rate                                          6.284%            6.384%
                  Class D Certificate Rate                                      0.000%            0.000%
                  Class A Interest                                        2,585,364.91      2,599,444.91
                  Class B Interest                                          574,400.60        579,422.82
                  Collateral Monthly Interest                               374,222.69        380,178.25
                  Class D Interest                                                0.00              0.00
                  Investor Monthly Interest                               3,533,988.20      3,559,045.97
                  Investor Default Amount (Net of Recoveries)             5,243,830.17      5,243,830.17
                  Interchange Collections                                   685,584.54        685,584.54
                  Servicer Interchange                                      468,750.00        468,750.00
                  Monthly Servicing Fee (Before Adjustments)              1,250,000.00      1,250,000.00
                      Interchange Adjustment                                      0.00              0.00
                      SFA Adjustment                                              0.00              0.00
                  Monthly Servicing Fee (After Adjustments)               1,250,000.00      1,250,000.00


C. Group 1 Allocations

                                                          Total            1998-2            1998-3
       Adjusted Invested Amount for Series          1,500,000,000.00    750,000,000.00    750,000,000.00
       Principal Collections                          150,231,723.19     75,115,861.60     75,115,861.60
       Finance Charge Collections                      23,940,400.60     11,970,200.30     11,970,200.30
       Investor Monthly Interest                        7,093,034.17      3,533,988.20      3,559,045.97
       Investor Default Amount                         10,487,660.34      5,243,830.17      5,243,830.17
       Monthly Servicing Fee                            2,500,000.00      1,250,000.00      1,250,000.00
       Total Amount Due                                20,080,694.51     10,027,818.36     10,052,876.14
       Excess Before Reallocation                       3,859,706.09      1,942,381.94      1,917,324.16
       Reallocation of Finance Charge Collections                           -12,528.89         12,528.89
       Dollars of Excess Spread                         3,859,706.09      1,929,853.05      1,929,853.05
       Percentage Excess Spread                                3.09%             3.09%             3.09%
       Reallocated Finance Charge Collections          23,940,400.60     11,957,671.41     11,982,729.19

D. Trust Performance
       30-59 Days Delinquent                                             34,331,144.47
       60-89 Days Delinquent                                             20,430,968.13
       90+ Days Delinquent                                               42,215,015.94
       Total 30+ Days Delinquent                                         96,977,128.54

                                 Series 1998-2


A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                        15-OCT-98
Current Payment Date                     16-NOV-98
Actual / 360 Days                            32               32              32             32
30 / 360 Days                                31               31              31             31
Fixed / Floating                          FLOATING         FLOATING        FLOATING       FLOATING
                                                                           Collateral
                                                                           Invested
                                          Class A           Class B         Amount         Classd D        Total
Certificate Rate                                5.509%          5.719%         6.284%         0.000%
Initial Balance                         528,000,000.00  113,000,000.00  67,000,000.00  42,000,000.00  750,000,000.00
Required Transferor Amount                                                                             52,500,000.00
Total Initial Amount                                                                                  802,500,000.00

Beginning Outstanding Amount            528,000,000.00  113,000,000.00  67,000,000.00  42,000,000.00  750,000,000.00
Ending Outstanding Amount               528,000,000.00  113,000,000.00  67,000,000.00  42,000,000.00  750,000,000.00

Beginning Invested Amount               528,000,000.00  113,000,000.00  67,000,000.00  42,000,000.00  750,000,000.00
Ending Invested Amount                  528,000,000.00  113,000,000.00  67,000,000.00  42,000,000.00  750,000,000.00

Beginning Adjusted Invested Amount      528,000,000.00  113,000,000.00  67,000,000.00  42,000,000.00  750,000,000.00
Ending Adjusted Invested Amount         528,000,000.00  113,000,000.00  67,000,000.00  42,000,000.00  750,000,000.00

Principal Allocation Percentage                 70.40%          15.07%          8.93%          5.60%         100.00%
Floating Allocation Percentage                  70.40%          15.07%          8.93%          5.60%         100.00%
Principal Collections                    52,881,566.56   11,317,456.48   6,710,350.30   4,206,488.25   75,115,861.60
Realloc Finance Charge Collections        8,418,200.67    1,801,622.49   1,068,218.65     669,629.60   11,957,671.41
YSA Draw                                                                                                1,250,000.00
YSA Investment Proceeds                                                                                    38,260.01
Realloc Finance Charge plus YSA Draw      9,325,135.72    1,995,720.33   1,183,303.21     741,772.16   13,245,931.42
Monthly Interest                          2,585,364.91      574,400.60     374,222.69           0.00    3,533,988.20
Investor Default Amount (Net)             3,691,656.44      790,070.41     468,448.83     293,654.49    5,243,830.17
Monthly Servicing Fee                       880,000.00      188,333.33     111,666.67      70,000.00    1,250,000.00
Total Due                                 7,157,021.35    1,552,804.34     954,338.19     363,654.49   10,027,818.36

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases             13,245,931.42
Series Adjusted Portfolio Yield                                                                               12.80%
Base Rate                                                                                                      7.30%

                                 Series 1998-2


Series Parameters
                  Revolving Period (Y/N)                              Y
                  Accumulation Period (Y/N)                           N
                  Early Amortization (Y/N)                            N
                  Controlled Accumulation Period                    12.00
                  Holdings is Servicer                                Y
                  Paydown Excess CIA (Y/N)                            Y
                  Paydown Excess Class D (Y/N)                        Y
                  Controlled Accumulation Amount                 53,416,666.67
                  Controlled Deposit Amount                      53,416,666.67
                  Ending Controlled Deposit Amount Shortfall              0.00

Funding Accounts
                  Beginning Principal Funding Account Balance             0.00
                  Principal Funding Account Deposit                       0.00
                  Ending Principal Funding Account Balance                0.00
                  Principal Funding Investment Proceeds                   0.00

                  Yield Supplement Account Beginning              7,500,000.00
                  Yield Supplement Account Release                1,250,000.00
                  Yield Supplement Account Ending Balance         6,250,000.00

                  Reserve Account Beginning Balance                       0.00
                  Required Reserve Account Amount                         0.00
                  Funds Deposited into Reserve Account                    0.00
                  Ending Reserve Account Balance                          0.00

C. Certificate Balances and Distrubutions

                                        Class A         Class B           CIA         Class D        Total
                Beginning Balance   528,000,000.00  113,000,000.00  67,000,000.00   42,000,000.00  750,000,000.00
           Interest Distributions     2,585,364.91      574,400.60     374,222.69            0.00    3,533,988.20
                     PFA Deposits             0.00                                                           0.00
          Principal Distributions             0.00            0.00           0.00            0.00            0.00
              Total Distributions     2,585,364.91      574,400.60     374,222.69            0.00    3,533,988.20
       Ending Certificate Balance   528,000,000.00  113,000,000.00  67,000,000.00   42,000,000.00  750,000,000.00
                      Pool Factor          100.00%         100.00%        100.00%         100.00%
    Total Distribution Per $1,000           4.8965          5.0832         5.5854          0.0000
 Interest Distribution Per $1,000           4.8965          5.0832         5.5854          0.0000
Principal Distribution Per $1,000           0.0000          0.0000         0.0000          0.0000

                                 Series 1998-2

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

      1 Total amount of the distribution:                                       2,585,364.91
      2 Amount of the distribution in respect of Class A Monthly Interest:      2,585,364.91
      3 Amount of the distribution in respect of Class A Outstanding Monthly            0.00
      4 Amount of the distribution in respect of Class A Additional Interest:           0.00
      5 Amount of the distribution in respect of Class A Principal:                     0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1 Total amount of Class A Investor Charge-Offs:                         0.00
      2 Amount of Class A Investor Charge-Offs                                0.00
        per $1,000 original certificate principal amount:
      3 Total amount reimbursed in respect of Class A Investor Charge-Offs:   0.00
      4 Amount reimbursed in respect of Class A Investor Charge-Offs          0.00
        per $1,000 original certificate principal amount:
      5 The amount, if any, by which the outstanding principal                0.00
        balance of the Class A Certificate exceeds the Class A
        Invested Amount after giving effect to all transactions on such Distribution Date:


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1 The total amount of the distribution:                                            574,400.60
      2 Amount of the distribution in respect of Class B monthly interest:               574,400.60
      3 Amount of the distribution in respect of Class B outstanding monthly interest:         0.00
      4 Amount of the distribution in respect of Class B additional interest:                  0.00
      5 Amount of the distribution in respect of Class B principal:                            0.00


G. Amount of reductions in Class B Invested Amount on such Distribution Date.

      1 The amount of reductions in Class B Invested Amount                       0.00
      2 The amount of reductions in the Class B Invested Amount set forth in      0.00
        paragraph 1 above, per $1,000 original certificate principal amount:
      3 The total amount reimbursed in respect of such reductions                 0.00
        in the Class B Invested Amount:
      4 The total amount set forth in paragraph 3 above, per $1,000               0.00
        original certificate principal amount:
      5 The amount, if any, by which the outstanding principal balance            0.00
        of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                                 Series 1998-2




H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1 Total amount distributed to the Collateral Interest Holder:          374,222.69
      2 Amount distributed in respect of Collateral Monthly Interest:        374,222.69
      3 Amount distributed in respect of Collateral Additional Interest:           0.00
      4 The amount distributed to the Collateral Interest Holder in respect        0.00
        of principal on the Collateral Invested Amount:


I. Amount of reductions in Collateral Invested Amount.

      1 The amount of reductions in the Collateral Invested Amount        0.00
      2 The total amount reimbursed in respect of such reductions in the  0.00
        Collateral Invested Amount

J. Application of Reallocated Investor Finance Charge Collections.

                                             Available           Due          Paid          Shortfall
      1 Allocated Class A Available Funds   9,325,135.72
        a Reserve Account Release                   0.00
        b PFA Investment Earnings                   0.00
        c Class A Available Funds           9,325,135.72

      2 Class A Available Funds             9,325,135.72
        a Class A Monthly Interest                          2,585,364.91    2,585,364.91        0.00
        b Class A Servicing Fee                               880,000.00      880,000.00        0.00
        c Class A Investor Default Amount                   3,691,656.44    3,691,656.44        0.00
        d Class A Excess                    2,168,114.37

      2 Class B Available Funds             1,995,720.33
        a Class B Monthly Interest                            574,400.60      574,400.60        0.00
        b Class B Servicing Fee                               188,333.33      188,333.33        0.00
        c Class B Excess                    1,232,986.41

      3 Collateral Available Funds          1,183,303.21
        a Collateral Servicing Fee                            111,666.67      111,666.67        0.00
        b Collateral Excess                 1,071,636.54

      4 Class D Available Funds
        a Class D Available Funds             741,772.16
        b Class D Servicing Fee                                70,000.00       70,000.00        0.00
        c Class D Excess                      671,772.16

      5 Total Excess Spread                 5,144,509.48

                                 Series 1998-2



K. Application of Excess Spread and Excess Finance Charge Collections

                                            Available          Due        Paid      Shortfall
      1 Available Excess Spread            5,144,509.48
      2 Excess Fin Charge Collections              0.00
             from Other Series
      3 Available Funds                    5,144,509.48
      2 Class A Required Amount Shortfalls                      0.00          0.00     0.00
      3 Class B Defaults                                  790,070.41    790,070.41     0.00
      4 Monthly Servicing Fee                                   0.00          0.00     0.00
      5 Collateral Monthly Interest                       374,222.69    374,222.69     0.00
      6 Collateral Default Amount                         468,448.83    468,448.83     0.00
      7 Reserve Account Deposit                                 0.00          0.00     0.00
      9 Class D Monthly Interest                                0.00          0.00     0.00
     10 Class D Default Amount                            293,654.49    293,654.49     0.00
      8 Other CIA Amounts Owed                                  0.00          0.00     0.00
     11 Excess Fin Coll for Other Series                        0.00          0.00     0.00
     12 Excess Spread                      3,218,113.06
     13 Writedowns
                           a Class A               0.00
                           b Class B               0.00
                           c CIA                   0.00
                           d Class D               0.00


L. Reallocated Principal Collections

      3 Total Principal Collections Allocable               75,115,861.60
      4 Principal Required to Fund the Required Amount               0.00
      5 Shared Principal Collections from other Series               0.00
      6 Other Amounts Treated as Principal Collections       5,243,830.17
      7 Available Principal Collections                     80,359,691.76

M. Application of Principal Collections during Revolving Period

      1 Collateral Invested Amount                          67,000,000.00
      2 Required Collateral Invested Amount                 67,000,000.00
      3 Amount used to pay Excess CIA                                0.00
      4 Available Principal Collections                     80,359,691.76

      5 Class D                                             42,000,000.00
      6 Required Class D                                    42,000,000.00
      7 Amount used to pay Excess Class D                            0.00
      8 Available Principal Collections                     80,359,691.76

                                 Series 1998-2


N. Application of Principal Collections during the Accumulation Period

      1 Available Principal Collections                          80,359,691.76
            a Controlled Deposit Amount                                   0.00
            b Minimum of Avail Prin Coll and CDA                          0.00
            c Controlled Deposit Amount Shortfall                         0.00
            d Amount Deposited in PFA for Class A                         0.00
            e Draw from PFA to pay Class A Principal                      0.00
            f Class A Adjusted Invested Amount                  528,000,000.00

      2 Remaining Principal Collections Available                         0.00
            a Remaining PFA Balance                                       0.00
            b Beginning Class B Outstanding Amount              113,000,000.00
            c Beginning Class B Adjusted Invested Amount        113,000,000.00
            d Amount Deposited in PFA for Class B                         0.00
            e Draw from PFA to pay Class B Principal                      0.00
            f Class B Adjusted Invested Amount                  113,000,000.00

      3 Remaining Principal Collections Available                         0.00
            a Remaining CIA Amount                               67,000,000.00
            b Principal Paid to CIA                                       0.00
            c CIA at the end of the Period                       67,000,000.00

      4 Remaining Principal Collections Available                         0.00
            a Remaining Class D Amount                           42,000,000.00
            b Principal Paid to Class D                                   0.00
            c Class D at the end of the Period                   42,000,000.00

        Class A Principal Paid to Investors                               0.00
        Ending Class A Outstanding Amount                       528,000,000.00
        Ending Class B Outstanding Amount                       113,000,000.00

      5 Shared Principal Collections                                      0.00

                                 Series 1998-2


N. Application of Principal Collections during Early Amortization Period

      1 Principal Collections Available                                   0.00
           a Remaining Class A Adjusted Invested Amount         528,000,000.00
           b Principal Paid to Class A                                    0.00
           c End of Period Class A Adjusted Invested Amount     528,000,000.00

      2 Remaining Principal Collections Available                         0.00
           a Remaining Class B Adjusted Invested Amount         113,000,000.00
           b Principal Paid to Class B                                    0.00
           c End of Period Class B Adjusted Invested Amount     113,000,000.00

      3 Remaining Principal Collections Available                         0.00
           a Remaining Collateral Invested Amount                67,000,000.00
           b Principal Paid to CIA                                        0.00
           c Collateral Invested Amount at the end of the Period 67,000,000.00

      4 Remaining Principal Collections Available                         0.00
           a Remaining Class D Amount                            42,000,000.00
           b Principal Paid to Class D                                    0.00
           c Class D at the end of the Period                    42,000,000.00

O. Yield and Base Rate

                1 Base Rate
                           a Current Monthly Period        7.30%
                           b Prior Monthly Period          7.47%
                           c Second Prior Monthly Period   7.52%

                  Three Month Average Base Rate                          7.43%

                2 Series Adjusted Portfolio Yield
                           a Current Monthly Period       12.80%
                           b Prior Monthly Period         12.68%
                           c Second Prior Monthly Period  11.90%

                  Three Month Average Series Adjusted Portfolio Yield   12.46%

                3 Excess Spread
                           a Current Monthly Period        5.50%
                           b Prior Monthly Period          5.21%
                           c Second Prior Monthly Period   4.38%

                  Three Month Average Excess Spread                      5.03%

                                 Series 1998-3


A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                          15-OCT-98
Current Payment Date                       16-NOV-98
Actual / 360 Days                              32               32                 32            32
30 / 360 Days                                  31               31                 31            31
Fixed / Floating                            FLOATING         FLOATING           FLOATING      FLOATING
                                                                               Collateral
                                                                                Invested
                                            Class A          Class B             Amount        Class D          Total
Certificate Rate                                  5.539%           5.769%          6.384%          0.000%
Initial Balance                           528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                   52,500,000.00
Total Initial Amount                                                                                        802,500,000.00

Beginning Outstanding Amount              528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Ending Outstanding Amount                 528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00

Beginning Invested Amount                 528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Ending Invested Amount                    528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount        528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount           528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00

Principal Allocation Percentage                   70.40%           15.07%           8.93%           5.60%          100.00%
Floating Allocation Percentage                    70.40%           15.07%           8.93%           5.60%          100.00%
Principal Collections                      52,881,566.56   11,317,456.48     6,710,350.30    4,206,488.25    75,115,861.60
Realloc Finance Charge Collections          8,435,841.35    1,805,397.86    81,070,457.14      671,032.83    11,982,729.19
YSA Draw                                                                                                      1,250,000.00
YSA Investment Proceeds                                                                                          38,260.01
Realloc Finance Charge plus YSA Draw        9,342,776.40    1,999,495.71     1,185,541.70      743,175.40    13,270,989.20
Monthly Interest                            2,599,444.91      579,422.82       380,178.25            0.00     3,559,045.97
Investor Default Amount (Net)               3,691,656.44      790,070.41       468,448.83      293,654.49     5,243,830.17
Monthly Servicing Fee                         880,000.00      188,333.33       111,666.67       70,000.00     1,250,000.00
Total Due                                   7,171,101.35    1,557,826.56       960,293.74      363,654.49    10,052,876.14

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                   13,270,989.20
Series Adjusted Portfolio Yield                                                                                     12.84%
Base Rate                                                                                                            7.34%

                                 Series 1998-3


Series Parameters
                  Revolving Period (Y/N)                              Y
                  Accumulation Period (Y/N)                           N
                  Early Amortization (Y/N)                            N
                  Controlled Accumulation Period                    12.00
                  Holdings is Servicer                                Y
                  Paydown Excess CIA (Y/N)                            Y
                  Paydown Excess Class D (Y/N)                        Y
                  Controlled Accumulation Amount                 53,416,666.67
                  Controlled Deposit Amount                      53,416,666.67
                  Ending Controlled Deposit Amount Shortfall              0.00

Funding Accounts
                  Beginning Principal Funding Account Balance             0.00
                  Principal Funding Account Deposit                       0.00
                  Ending Principal Funding Account Balance                0.00
                  Principal Funding Investment Proceeds                   0.00

                  Yield Supplement Account Beginning Balance      7,500,000.00
                  Yield Supplement Account Release                1,250,000.00
                  Yield Supplement Account Ending Balance         6,250,000.00

                  Reserve Account Beginning Balance                       0.00
                  Required Reserve Account Amount                         0.00
                  Funds Deposited into Reserve Account                    0.00
                  Ending Reserve Account Balance                          0.00

C. Certificate Balances and Distrubutions

                                        Class A          Class B          CIA           Class D           Total
                Beginning Balance   528,000,000.00   113,000,000.00  67,000,000.00   42,000,000.00   750,000,000.00
           Interest Distributions     2,599,444.91       579,422.82     380,178.25            0.00     3,559,045.97
                     PFA Deposits             0.00                                                             0.00
          Principal Distributions             0.00             0.00           0.00            0.00             0.00
              Total Distributions     2,599,444.91       579,422.82     380,178.25            0.00     3,559,045.97
       Ending Certificate Balance   528,000,000.00   113,000,000.00  67,000,000.00   42,000,000.00   750,000,000.00
                      Pool Factor          100.00%          100.00%        100.00%         100.00%
    Total Distribution Per $1,000           4.9232           5.1276         5.6743          0.0000
 Interest Distribution Per $1,000           4.9232           5.1276         5.6743          0.0000
Principal Distribution Per $1,000           0.0000           0.0000         0.0000          0.0000

                                 Series 1998-3


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

      1 Total amount of the distribution:                                       2,599,444.91
      2 Amount of the distribution in respect of Class A Monthly Interest:      2,599,444.91
      3 Amount of the distribution in respect of Class A Outstanding Monthly            0.00
      4 Amount of the distribution in respect of Class A Additional Interest:           0.00
      5 Amount of the distribution in respect of Class A Principal:                     0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1 Total amount of Class A Investor Charge-Offs:                       0.00
      2 Amount of Class A Investor Charge-Offs                              0.00
        per $1,000 original certificate principal amount:
      3 Total amount reimbursed in respect of Class A Investor Charge-Offs: 0.00
      4 Amount reimbursed in respect of Class A Investor Charge-Offs        0.00
        per $1,000 original certificate principal amount:
      5 The amount, if any, by which the outstanding principal              0.00
        balance of the Class A Certificate exceeds the Class A
        Invested Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1 The total amount of the distribution:                                         579,422.82
      2 Amount of the distribution in respect of Class B monthly interest:            579,422.82
      3 Amount of the distribution in respect of Class B outstanding monthly interest       0.00
      4 Amount of the distribution in respect of Class B additional interest:               0.00
      5 Amount of the distribution in respect of Class B principal:                         0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

      1 The amount of reductions in Class B Invested Amount                                 0.00
      2 The amount of reductions in the Class B Invested Amount set forth in                0.00
        paragraph 1 above, per $1,000 original certificate principal amount:
      3 The total amount reimbursed in respect of such reductions                           0.00
        in the Class B Invested Amount:
      4 The total amount set forth in paragraph 3 above, per $1,000                         0.00
        original certificate principal amount:
      5 The amount, if any, by which the outstanding principal balance                      0.00
        of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1 Total amount distributed to the Collateral Interest Holder:          380,178.25
      2 Amount distributed in respect of Collateral Monthly Interest:        380,178.25
      3 Amount distributed in respect of Collateral Additional Interest:           0.00
      4 The amount distributed to the Collateral Interest Holder in respect        0.00
        of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

      1 The amount of reductions in the Collateral Invested Amount                 0.00
      2 The total amount reimbursed in respect of such reductions in the           0.00
        Collateral Invested Amount

J. Application of Reallocated Investor Finance Charge Collections.

                                                Available          Due            Paid        Shortfall
      1 Allocated Class A Available Funds     9,342,776.40
        a Reserve Account Release                     0.00
        b PFA Investment Earnings                     0.00
        c Class A Available Funds             9,342,776.40

      2 Class A Available Funds               9,342,776.40
        a Class A Monthly Interest                             2,599,444.91   2,599,444.91       0.00
        b Class A Servicing Fee                                  880,000.00     880,000.00       0.00
        c Class A Investor Default Amount                      3,691,656.44   3,691,656.44       0.00
        d Class A Excess                      2,171,675.05

      2 Class B Available Funds               1,999,495.71
        a Class B Monthly Interest                               579,422.82     579,422.82       0.00
        b Class B Servicing Fee                                  188,333.33     188,333.33       0.00
        c Class B Excess                      1,231,739.55

      3 Collateral Available Funds            1,185,541.70
        a Collateral Servicing Fee                               111,666.67     111,666.67       0.00
        b Collateral Excess                   1,073,875.04

      4 Class D Available Funds
        a Class D Available Funds               743,175.40
        b Class D Servicing Fee                                   70,000.00      70,000.00       0.00
        c Class D Excess                        673,175.40

      5 Total Excess Spread                   5,150,465.04

                                 Series 1998-3


K. Application of Excess Spread and Excess Finance Charge Collections

                                              Available          Due          Paid     Shortfall
      1 Available Excess Spread              5,150,465.04
      2 Excess Fin Charge Coll                       0.00
             from Other Series
      3 Available Funds                      5,150,465.04
      2 Class A Required Amount Shortfalls                         0.00          0.00      0.00
      3 Class B Defaults                                     790,070.41    790,070.41      0.00
      4 Monthly Servicing Fee                                      0.00          0.00      0.00
      5 Collateral Monthly Interest                          380,178.25    380,178.25      0.00
      6 Collateral Default Amount                            468,448.83    468,448.83      0.00
      7 Reserve Account Deposit                                    0.00          0.00      0.00
      9 Class D Monthly Interest                                   0.00          0.00      0.00
     10 Class D Default Amount                               293,654.49    293,654.49      0.00
      8 Other CIA Amounts Owed                                     0.00          0.00      0.00
     11 Excess Fin Coll for Other Series                           0.00          0.00      0.00
     12 Excess Spread                        3,218,113.06
     13 Writedowns
                           a Class A            0.00
                           b Class B            0.00
                           c CIA                0.00
                           d Class D            0.00


L. Reallocated Principal Collections

      3 Total Principal Collections Allocable                75,115,861.60
      4 Principal Required to Fund the Required Amount                0.00
      5 Shared Principal Collections from other Series                0.00
      6 Other Amounts Treated as Principal Collections        5,243,830.17
      7 Available Principal Collections                      80,359,691.76

M. Application of Principal Collections during Revolving Period

      1 Collateral Invested Amount                           67,000,000.00
      2 Required Collateral Invested Amount                  67,000,000.00
      3 Amount used to pay Excess CIA                                 0.00
      4 Available Principal Collections                      80,359,691.76

      5 Class D                                              42,000,000.00
      6 Required Class D                                     42,000,000.00
      7 Amount used to pay Excess Class D                             0.00
      8 Available Principal Collections                      80,359,691.76

                                 Series 1998-3


N. Application of Principal Collections during the Accumulation Period

      1 Available Principal Collections                         80,359,691.76
            a Controlled Deposit Amount                                  0.00
            b Minimum of Avail Prin Coll and CDA                         0.00
            c Controlled Deposit Amount Shortfall                        0.00
            d Amount Deposited in PFA for Class A                        0.00
            e Draw from PFA to pay Class A Principal                     0.00
            f Class A Adjusted Invested Amount                 528,000,000.00

      2 Remaining Principal Collections Available                        0.00
            a Remaining PFA Balance                                      0.00
            b Beginning Class B Outstanding Amount             113,000,000.00
            c Beginning Class B Adjusted Invested Amount       113,000,000.00
            d Amount Deposited in PFA for Class B                        0.00
            e Draw from PFA to pay Class B Principal                     0.00
            f Class B Adjusted Invested Amount                 113,000,000.00

      2 Remaining Principal Collections Available                        0.00
            a Remaining CIA Amount                              67,000,000.00
            b Principal Paid to CIA                                      0.00
            c CIA at the end of the Period                      67,000,000.00

      3 Remaining Principal Collections Available                        0.00
            a Remaining Class D Amount                          42,000,000.00
            b Principal Paid to Class D                                  0.00
            c Class D at the end of the Period                  42,000,000.00

        Class A Principal Paid to Investors                              0.00
        Ending Class A Outstanding Amount                      528,000,000.00
        Ending Class B Outstanding Amount                      113,000,000.00

      4 Shared Principal Collections                                     0.00

                                 Series 1998-3



N. Application of Principal Collections during Early Amortization Period

      1 Principal Collections Available                                           0.00
                 a Remaining Class A Adjusted Invested Amount           528,000,000.00
                 b Principal Paid to Class A                                      0.00
                 c End of Period Class A Adjusted Invested Amount       528,000,000.00

      2 Remaining Principal Collections Available                                 0.00
                 a Remaining Class B Adjusted Invested Amount           113,000,000.00
                 b Principal Paid to Class B                                      0.00
                 c End of Period Class B Adjusted Invested Amount       113,000,000.00

      3 Remaining Principal Collections Available                                 0.00
                 a Remaining Collateral Invested Amount                  67,000,000.00
                 b Principal Paid to CIA                                          0.00
                 c Collateral Invested Amount at the end of the Period   67,000,000.00

      4 Remaining Principal Collections Available                                 0.00
                 a Remaining Class D Amount                              42,000,000.00
                 b Principal Paid to Class D                                      0.00
                 c Class D at the end of the Period                      42,000,000.00


O. Yield and Base Rate

      1 Base Rate
                 a Current Monthly Period             7.34%
                 b Prior Monthly Period               7.51%
                 c Second Prior Monthly Period        7.56%

        Three Month Average Base Rate                                            7.47%

      2 Series Adjusted Portfolio Yield
                 a Current Monthly Period            12.84%
                 b Prior Monthly Period              12.72%
                 c Second Prior Monthly Period       11.94%

        Three Month Average Series Adjusted Portfolio Yield                     12.50%

      3 Excess Spread
                 a Current Monthly Period             5.50%
                 b Prior Monthly Period               5.21%
                 c Second Prior Monthly Period        4.38%

        Three Month Average Excess Spread                                        5.03%